UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2011
POWERSECURE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12014	84-1169358

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1609 Heritage Commerce Court, Wake Forest, North Carolina	27587

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (919) 556-3056
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On November 17, 2011, PowerSecure International, Inc., a Delaware corporation (the “Company”), entered into a Sixth Amendment to Credit Agreement (the “Sixth Amendment”) with Citibank, N.A. (“Citibank”) and Branch Banking and Trust Company in their capacity as lenders (the “Lenders”), and Citibank, in its capacity as the administrative agent (the “Agent”). The Sixth Amendment amends that certain Credit Agreement, dated as of August 23, 2007 and previously amended on January 17, 2008, April 18, 2008, November 12, 2008, November 9, 2010 and January 14, 2011 (as amended, the “Credit Agreement”), among the Company, the Lenders and the Agent, to (i) permit the Company to repurchase up to $5 million of shares of its Common Stock, par value $.01 per share (“Common Stock”), pursuant to its previously disclosed Stock Repurchase Program, which the Company disclosed in its Current Report on Form 8-K filed November 3, 2011, and its press release issued on the same date and included as an exhibit to such filing, and (ii) exclude any repurchases of its Common Stock under the Stock Repurchase Program from the Fixed Charge Coverage Ratio in the financial covenants of the Company under the Credit Agreement. Except as amended, the remainder of the Credit Agreement remains in full force and effect.
The Credit Agreement, as amended by the Sixth Amendment, continues to provide for a $25 million senior, first-priority secured revolving credit facility (the “Credit Facility”) that has been guaranteed by all active subsidiaries of the Company (the “Active Subsidiaries”) and is secured by the assets of the Company and the Active Subsidiaries. The Active Subsidiaries acknowledged and agreed to the terms and conditions of the Sixth Amendment. At November 17, 2011, the Company had no outstanding balance under the Credit Facility.
The foregoing description of the Credit Agreement and the Sixth Amendment does not purport to be a complete statement of the parties’ rights and obligations under such documents, and is qualified in its entirety by reference to the text of the Credit Agreement and the amendments thereto, including the Sixth Amendment, which are exhibits hereto and incorporated herein by this reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided above in Item 1.01 under the heading “Sixth Amendment to Credit Agreement” is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

10.1
Credit Agreement, dated as of August 23, 2007, between PowerSecure International, Inc., as borrower, and Citibank, N.A., as administrative agent and lender. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on August 24, 2007.)

10.2
Form of Security Agreement, dated as of August 23, 2007, by each of PowerSecure International, Inc. and its active subsidiaries in favor of Citibank, N.A., as administrative agent, as secured party. (Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on August 24, 2007.)

10.3
Form of Guaranty, dated as of August 23, 2007, by each active subsidiary of PowerSecure International, Inc. in favor of Citibank, N.A., as administrative agent. (Incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed on August 24, 2007.)

10.4
First Amendment to Credit Agreement, dated as of January 17, 2008, between PowerSecure International, Inc., as borrower, and Citibank, N.A., as administrative agent and lender. (Incorporated by reference to Exhibit 10.6 to the Registrant’s Current Report on Form 8-K filed on January 23, 2008.)

10.5
Second Amendment to Credit Agreement, dated as of April 18, 2008, between PowerSecure International, Inc., as borrower, and Citibank, N.A., as administrative agent and lender. (Incorporated by reference to Exhibit 10.8 to the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008.)

10.6
Third Amendment to Credit Agreement, dated as of November 12, 2008, among PowerSecure International, Inc., as borrower, Citibank, N.A., as administrative agent and lender, and SunTrust Bank and Branch Banking and Trust Company, as lenders. (Incorporated by reference to Exhibit 10.6 to the Registrant’s Current Report on Form 8-K filed on November 18, 2008.)

10.7
Fourth Amendment to Credit Agreement, dated as of November 9, 2010, among PowerSecure International, Inc., as borrower, Citibank, N.A., as administrative agent and lender, and SunTrust Bank and Branch Banking and Trust Company, as lenders. (Incorporated by reference to Exhibit 10.7 to the Registrant’s Current Report on Form 8-K filed on November 16, 2010.)

10.8
Fifth Amendment to Credit Agreement, dated as of January 14, 2011, among PowerSecure International, Inc., as borrower, Citibank, N.A., as administrative agent and lender, and Branch Banking and Trust Company, as lender. (Incorporated by reference to Exhibit 10.8 to the Registrant’s Current Report on Form 8-K filed on January 18, 2011.)

10.9
Sixth Amendment to Credit Agreement, dated as of November 17, 2011, among PowerSecure International, Inc., as borrower, Citibank, N.A., as administrative agent and lender, and Branch Banking and Trust Company, as lender. (Filed herewith.)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSECURE INTERNATIONAL, INC.
By:	/s/ Christopher T. Hutter
Christopher T. Hutter
Executive Vice President and Chief Financial Officer

Dated: November 17, 2011

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